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                                                                    EXHIBIT 23.1

The Board of Directors
Cabletron Systems, Inc.:

We consent to the use of our reports incorporated herein by reference.

                                              /s/ KPMG Peat Marwick LLP
                                              KPMG Peat Marwick LLP

Boston, Massachusetts
February 7, 1997